Exhibit 99.1

BARNES & NOBLE, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except per share data)

	13 weeks ended	13 weeks ended	13 weeks ended	13 weeks ended	52 weeks ended
	May 3, 2008	August 2, 2008	November 1, 2008	January 31, 2009	January 31, 2009
Sales	$1,155,882	1,220,989	1,113,317	1,631,616	5,121,804
Cost of sales and occupancy	807,915	846,590	777,194	1,108,899	3,540,596

Gross profit	347,967	374,399	336,123	522,717	1,581,208

Selling and administrative expenses	303,863	299,792	313,432	334,437	1,251,524
Depreciation and amortization	41,314	42,485	44,213	45,546	173,557
Pre-opening expenses	4,537	3,166	3,310	1,783	12,796

Operating profit (loss)	(1,747)	28,956	(24,832)	140,951	143,331
Interest income (expense), net	807	(1,087)	(1,311)	(751)	(2,344)

Income (loss) from continuing operations before taxes	(940)	27,869	(26,143)	140,200	140,987
Income taxes	(374)	11,168	(10,438)	55,235	55,591

Income (loss) from continuing operations (net of income tax)	(566)	16,701	(15,705)	84,965	85,396
Loss from discontinued operations (net of income tax)	(1,658)	(1,360)	(2,468)	(4,020)	(9,506)

Net income (loss)	(2,224)	15,341	(18,173)	80,945	75,890
Net income (loss) attributable to noncontrolling interests	—	70	(247)	207	30

Net income (loss) attributable to Barnes & Noble, Inc.	$(2,224)	15,411	(18,420)	81,152	75,920

Income (loss) attributable to Barnes & Noble, Inc.
Income (loss) from continuing operations	$(566)	16,701	(15,705)	84,965	85,396
Less income (loss) attributable to noncontrolling interests	—	70	(247)	207	30

Net income (loss) from continuing operations attributable to Barnes & Noble, Inc.	$(566)	16,771	(15,952)	85,172	85,426
Basic income (loss) per common share:
Income (loss) from continuing operations attributable to Barnes & Noble, Inc.	$(0.01)	0.30	(0.29)	1.50	1.50
Loss from discontinued operations attributable to Barnes & Noble, Inc.	(0.03)	(0.02)	(0.05)	(0.07)	(0.17)

Net income (loss) attributable to Barnes & Noble, Inc.	$(0.04)	0.28	(0.34)	1.43	1.33
Diluted income (loss) per common share:
Income (loss) from continuing operations attributable to Barnes & Noble, Inc.	$(0.01)	0.29	(0.29)	1.49	1.46
Loss from discontinued operations attributable to Barnes & Noble, Inc.	(0.03)	(0.02)	(0.05)	(0.07)	(0.17)

Net income (loss) attributable to Barnes & Noble, Inc.	$(0.04)	0.27	(0.34)	1.42	1.29
Weighted average common shares outstanding
Basic	57,614	54,201	54,411	54,602	55,207
Diluted	57,614	55,819	54,411	54,964	56,529
Dividends declared per common share	$0.15	0.25	0.25	0.25	0.90
Percentage of sales:
Sales	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales and occupancy	69.9%	69.3%	69.8%	68.0%	69.1%

Gross profit	30.1%	30.7%	30.2%	32.0%	30.9%

Selling and administrative expenses	26.3%	24.6%	28.2%	20.5%	24.4%
Depreciation and amortization	3.6%	3.5%	4.0%	2.8%	3.4%
Pre-opening expenses	0.4%	0.3%	0.3%	0.1%	0.2%

Operating profit (loss)	-0.2%	2.4%	-2.2%	8.6%	2.8%
Interest income (expense), net	0.1%	-0.1%	-0.1%	0.0%	0.0%

Income (loss) from continuing operations before taxes	-0.1%	2.3%	-2.3%	8.6%	2.8%
Income taxes	0.0%	0.9%	-0.9%	3.4%	1.1%

Income (loss) from continuing operations (net of income tax)	0.0%	1.4%	-1.4%	5.2%	1.7%

BARNES & NOBLE, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except per share data)

	13 weeks ended	13 weeks ended	13 weeks ended	13 weeks ended	52 weeks ended
	May 5, 2007	August 4, 2007	November 3, 2007	February 2, 2008	February 2, 2008
Sales	$1,142,256	1,241,434	1,164,004	1,738,980	5,286,674
Cost of sales and occupancy	808,473	879,267	809,774	1,182,331	3,679,845

Gross profit	333,783	362,167	354,230	556,649	1,606,829

Selling and administrative expenses	291,395	300,912	297,847	335,637	1,225,791
Depreciation and amortization	44,599	40,522	40,970	42,509	168,600
Pre-opening expenses	1,034	2,602	5,657	1,094	10,387

Operating profit (loss)	(3,245)	18,131	9,756	177,409	202,051
Interest income, net	3,033	1,698	1,245	1,506	7,483

Income (loss) from continuing operations before taxes	(212)	19,829	11,001	178,915	209,534
Income taxes	(84)	(68)	4,400	70,375	74,623

Income (loss) from continuing operations (net of income tax)	(128)	19,897	6,601	108,540	134,911
Income (loss) from discontinued operations (net of income tax)	(1,543)	(1,845)	(2,224)	6,501	888

Net income (loss)	(1,671)	18,052	4,377	115,041	135,799
Net income (loss) attributable to noncontrolling interests	—	—	—	—	—

Net income (loss) attributable to Barnes & Noble, Inc.	$(1,671)	18,052	4,377	115,041	135,799

Income (loss) attributable to Barnes & Noble, Inc.
Income (loss) from continuing operations	$(128)	19,897	6,601	108,540	134,911
Less income (loss) attributable to noncontrolling interests	—	—	—	—	—

Net income (loss) from continuing operations attributable to Barnes & Noble, Inc.	$(128)	19,897	6,601	108,540	134,911
Basic income (loss) per common share:
Income (loss) from continuing operations attributable to Barnes & Noble, Inc.	$(0.00)	0.30	0.10	1.73	2.07
Income (loss) from discontinued operations attributable to Barnes & Noble, Inc.	(0.02)	(0.03)	(0.03)	0.10	0.01

Net income (loss) attributable to Barnes & Noble, Inc.	$(0.03)	0.27	0.07	1.83	2.08
Diluted income (loss) per common share:
Income (loss) from continuing operations attributable to Barnes & Noble, Inc.	$(0.00)	0.29	0.10	1.67	1.99
Income (loss) from discontinued operations attributable to Barnes & Noble, Inc.	(0.02)	(0.03)	(0.03)	0.10	0.01

Net income (loss) attributable to Barnes & Noble, Inc.	$(0.03)	0.26	0.06	1.77	2.00
Weighted average common shares outstanding
Basic	65,209	65,373	63,006	61,060	63,662
Diluted	65,209	68,026	65,311	63,206	66,221
Dividends declared per common share	$0.15	0.15	0.15	0.15	0.60
Percentage of sales:
Sales	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales and occupancy	70.8%	70.8%	69.6%	68.0%	69.6%

Gross profit	29.2%	29.2%	30.4%	32.0%	30.4%

Selling and administrative expenses	25.5%	24.2%	25.6%	19.3%	23.2%
Depreciation and amortization	3.9%	3.3%	3.5%	2.4%	3.2%
Pre-opening expenses	0.1%	0.2%	0.5%	0.1%	0.2%

Operating profit (loss)	-0.3%	1.5%	0.8%	10.2%	3.8%
Interest income, net	0.3%	0.1%	0.1%	0.1%	0.1%

Income (loss) from continuing operations before taxes	0.0%	1.6%	0.9%	10.3%	4.0%
Income taxes	0.0%	0.0%	0.4%	4.0%	1.4%

Income (loss) from continuing operations (net of income tax)	0.0%	1.6%	0.6%	6.2%	2.6%